   As filed with the Securities and Exchange Commission on October 9, 1996

                                                         Registration No. 333-
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                        -----------------------------

                                   FORM S-1
                            REGISTRATION STATEMENT
                                    UNDER
                          THE SECURITIES ACT OF 1933

                        -----------------------------


                   SUPERIOR CONSULTANT HOLDINGS CORPORATION
            (Exact name of registrant as specified in its charter)


           DELAWARE                            8742                               38-3306717
(State or other jurisdiction of     (Primary Standard Industrial      (I.R.S Employer Identification No.)
incorporation or organization)        Classification Code No.)


                           RICHARD D. HELPPIE, JR.
                           Chief Exectuive Officer
                   Superior Consultant Holdings Corporation

                        4000 TOWN CENTER, SUITE 1100,
                            SOUTHFIELD, MI  48075
                                (810) 386-8300
          (Name, address, including zip code, and telephone number,
                  including area code, of agent for service)


                        -----------------------------

                                  COPIES TO:

     WILLIAM M. WEAVER, JR.                             SCOTT N. GIERKE
    Sachnoff & Weaver, Ltd.                         McDermott, Will & Emery
30 S. Wacker Drive, 29th Floor                          227 W. Monroe St.
  Chicago, Illinois 60606-7484                      Chicago, Illinois 60606
  Telephone no. (312) 207-6401


                        -----------------------------

             Approximate date of commencement of the proposed sale
                       of the securities to the public:
  As soon as practicable after this Registration Statement becomes effective.

                        -----------------------------

        If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. / /
        If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering /X/ 333-10213
        If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. / /
        If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /



                        -----------------------------
                        CALCULATION OF REGISTRATION FEE

====================================================================================================================================
                                                                  PROPOSED MAXIMUM            PROPOSED MAXIMUM
  TITLE OF EACH CLASS OF                       AMOUNT TO BE          OFFERING                AGGREGATE OFFERING        AMOUNT OF
SECURITIES TO BE REGISTERED                    REGISTERED(1)      PRICE PER SHARE(2)             PRICE(2)           REGISTRATION FEE
------------------------------------------------------------------------------------------------------------------------------------
Common Stock, $.01 par value................    402,500 shares       $  16.00                   $  6,440,000         $  1,952
====================================================================================================================================


(1) Includes 52,500 shares that the Underwriters have the option to purchase to cover over-allotments, if any.

(2) Estimated pursuant to Rule 457, solely for the purpose of computing the registration fee.

================================================================================

              INCORPORATION OF CERTAIN INFORMATION BY REFERENCE


        This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, by Superior Consultant Holdings Corporation (the "Company") with the Securities and Exchange Commission (the "Commission"). This Registration Statement hereby incorporates by reference the contents of the Registration Statement on Form S-1 (File No. 333-10213), as amended, relating to the offering of up to 2,472,500 shares of common stock of the Company filed on August 15, 1996 and declared effective by the Commission on October 9, 1996.

                                CERTIFICATION

        The Company hereby certifies to the Commission that it has instructed its bank to pay the Commission the filing fee of $1,952 for the additional securities being registered hereby as soon as practicable (but in any event no later than the close of business on October 10, 1996); that it will not revoke such instructions; that it has sufficient funds in the relevant account to cover the amount of the filing fee; and that it undertakes to confirm receipt of such instructions by the bank on October 10, 1996.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Company has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Southfield, State of Michigan, on October 9, 1996.

                                                SUPERIOR CONSULTANT
                                                HOLDINGS CORPORATION

                                                By: /s/ RICHARD D. HELPPIE, JR.
                                                   ----------------------------
                                                        Richard D. Helppie, Jr.
                                                        Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on the 9th day of October, 1996.



             SIGNATURE                                  TITLE
             ---------                                  -----
   /s/ RICHARD D. HELPPIE, JR.             President, Chief Executive Officer
------------------------------------       (Principal Executive Officer) and Director
      Richard D. Helppie, Jr.

   /s/ JAMES T. HOUSE                      (Principal Financial and Accounting Officer)
------------------------------------
      James T. House

                 *                         Director
------------------------------------
      Reginald M. Ballantyne III

                *                          Director
------------------------------------
      Bernard J. Lachner

                *                          Director
-------------------------------------
      Douglas S. Peters

                *                          Director
-------------------------------------
      Richard P. Saslow

                *                          Director
--------------------------------------
      Donald W. Simborg, M.D.

*By     /s/ RICHARD D. HELPPIE, JR.
   -----------------------------------
           Richard D. Helppie, Jr.

            /s/ JAMES T. HOUSE
--------------------------------------
              James T. House
              Attorney-in-Fact

                              INDEX TO EXHIBITS

EXHIBIT
  NO.                          DESCRIPTION

5.1          Opinion of Sachnoff & Weaver, Ltd.

23.1         Consent of Grant Thornton LLP

23.2 Consent of Sachnoff & Weaver, Ltd. (contained in its opinion filed as Exhibit 5.1 hereto).

24.1*        Powers of Attorney

* Incorporated by reference from Exhibit 24.1 to the Company's Registration Statement on Form S-1 (File No. 333-10213)